Exhibit 99.1


                              LETTER OF TRANSMITTAL

                       INTERSTATE POWER AND LIGHT COMPANY

                                Offer to Exchange
              Shares of 8.375% Series B Cumulative Preferred Stock
                           For Any and All Outstanding
              Shares of 8.375% Series A Cumulative Preferred Stock
               Pursuant to the Prospectus dated ___________, 2003

--------------------------------------------------------------------------------
     THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M. NEW YORK CITY TIME, ON
        ____________, 2003, UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

  The Exchange Agent for the Exchange Offer is the Shareowner Services Department of Alliant Energy Corporation.

   By Facsimile Transmission:                 By Registered or Certified Mail:
(For Eligible Institutions Only):             Shareowner Services Department of
         (608) 458-3321                          Alliant Energy Corporation
                                                        P.O. Box 2568
      Confirm by Telephone:                       4902 North Biltmore Lane
         (800) 356-5543                         Madison, Wisconsin 53701-2568

                                                By Hand or Overnight Courier:
                                              Shareowner Services Department of
                                                 Alliant Energy Corporation
                                                  4902 North Biltmore Lane
                                                  Madison, Wisconsin 53718



     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated ____________, 2003 (the "Prospectus"), of Interstate Power and Light Company, an Iowa corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange its shares of 8.375% Series B Cumulative Preferred Stock (the "New Preferred Shares"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for all of its issued and outstanding unregistered shares of 8.375% Series A Cumulative Preferred Stock (the "Old Preferred Shares").

     For each Old Preferred Share accepted for exchange, the Holder of such Old Preferred Share will receive a New Preferred Share. The New Preferred Shares will accrue dividends from the most recent date on which a dividend has been paid on the Old Preferred Shares. Accordingly, registered

Holders of New Preferred Shares on the relevant record date for the first dividend payment date following the consummation of the Exchange Offer will receive dividends accrued and cumulative from the most recent date to which dividends have been paid on the Old Preferred Shares. However, if that record date occurs prior to completion of the Exchange Offer, then the dividends payable on the first dividend payment date following the completion of the Exchange Offer will be paid to the registered Holders of the Old Preferred Shares on that record date. Old Preferred Shares accepted for exchange will cease to accrue dividends from and after the date of consummation of the Exchange Offer and will be cancelled. Holders of Old Preferred Shares whose Old Preferred Shares are accepted for exchange will not receive any payment in respect of accrued dividends on such Old Preferred Shares otherwise payable on any dividend payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be completed by a Holder of Old Preferred Shares either if (1) certificates are to be forwarded herewith or (2) tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus. Holders of Old Preferred Shares whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Preferred Shares into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Preferred Shares according to the guaranteed delivery procedures set forth in "The Exchange Offer
- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and the Company may enforce this Letter against such participant.

     As used in this Letter, the term "Holder" with respect to the Exchange Offer means any person in whose name Old Preferred Shares are registered on the books of the Company or, with respect to interests in global shares held by DTC, any DTC participant listed in an official DTC proxy. The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Preferred Shares to which this Letter relates. If the space provided below is inadequate, the certificate numbers and number of Old Preferred Shares tendered should be listed on a separate signed schedule affixed hereto.

---------------------------------------------------------------------------------------
                      DESCRIPTION OF OLD PREFERRED SHARES TENDERED
---------------------------------------------------------------------------------------
Name(s) and Address(es) of                                               Number of Old
   Registered Holder(s)      Certificate    Aggregate Number of Old    Preferred Shares
(Please fill in, if blank)    Number(s)*   Preferred Shares Tendered     Tendered **
--------------------------   -----------   -------------------------   ----------------

--------------------------   -----------   -------------------------   ----------------

--------------------------   -----------   -------------------------   ----------------

--------------------------   -----------   -------------------------   ----------------

--------------------------   -----------   -------------------------   ----------------

--------------------------   -----------   -------------------------   ----------------
                 Total
---------------------------------------------------------------------------------------

* Do not complete if Old Preferred Shares are being tendered by book-entry transfer.

** A Holder will be deemed to have tendered ALL Old Preferred Shares unless a lesser amount is specified in this column. See Instruction 2.

|_| CHECK HERE IF TENDERED OLD PREFERRED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution______________________________________________
     Account Number__________________    Transaction Code Number________________

|_| CHECK HERE IF TENDERED OLD PREFERRED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)____________________________________________
     Window Ticket Number (if any)____________________________________________
     Date of Execution of Notice of Guaranteed Delivery ________________________ Name of Institution Which Guaranteed Delivery______________________________ If Delivered by Book-Entry Transfer, Complete the Following:
     Account Number__________________    Transaction Code Number________________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
     Name:______________________________________________________________________
     Address:___________________________________________________________________

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate number of Old Preferred Shares indicated on page 3 of this Letter. Subject to, and effective upon, the acceptance for exchange of the Old Preferred Shares tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Preferred Shares as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Preferred Shares, with full power of substitution, among other things, to cause the Old Preferred Shares to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Preferred Shares, and to acquire the New Preferred Shares issuable upon the exchange of such tendered Old Preferred Shares, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that: (1) any New Preferred Shares acquired in exchange for Old Preferred Shares tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Preferred Shares, whether or not such person is the undersigned, (2) neither the Holder of such Old Preferred Shares nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Preferred Shares, and (3) neither the Holder of such Old Preferred Shares or any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of the Company.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Preferred Shares issued pursuant to the Exchange Offer in exchange for the Old Preferred Shares may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Holders are not broker-dealers, such New Preferred Shares are acquired in the ordinary course of such Holders' business and such Holders have no arrangement or understanding with any person to participate in the distribution of such New Preferred Shares. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, then the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Preferred Shares. If any Holder is an affiliate of the Company, or has any arrangement or understanding with respect to the distribution of the New Preferred Shares to be acquired pursuant to the Exchange Offer, such Holder (i) cannot rely on the applicable interpretations of the staff of the SEC, (ii) is not entitled and will not be permitted to tender Old Preferred Shares in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Preferred Shares for its own account in exchange for Old Preferred Shares, it represents that the Old Preferred Shares to be exchanged for the New Preferred Shares were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Preferred Shares; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Preferred Shares tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer - Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Preferred Shares (and, if applicable, substitute certificates representing Old Preferred Shares for any Old Preferred Shares not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Preferred Shares, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Preferred Shares (and, if applicable, substitute certificates representing Old Preferred Shares for any Old Preferred Shares not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Preferred Shares Tendered."

     The undersigned, by completing the box entitled "Description of Old Preferred Shares Tendered" on page 3 of this Letter and signing this Letter, will be deemed to have tendered the Old Preferred Shares as set forth in such box on page 3 of this Letter.

____________________________________      ____________________________________


 SPECIAL ISSUANCE INSTRUCTIONS                SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)                   (See Instructions 3 and 4)

     To be completed ONLY if Old               To be completed ONLY if Old
Preferred Shares not exchanged and/or     Preferred Shares not exchanged and/or
New Preferred Shares are to be issued     new Preferred Shares are to be sent to
in the name of someone other than the     someone other than the undersigned, or
undersigned, or if Old Preferred          to the undersigned at an address other
Shares delivered by book-entry            than shown in the box entitled
transfer which are not accepted for       "Description of Old Preferred Shares
exchange are to be returned by credit     Tendered" on this Letter.
to an account maintained at the
Book-Entry Transfer Facility other
than the account indicated above.

                                          Mail:   |_|  New Preferred Shares
Issue:   |_|  New Preferred Shares                |_|  Old Preferred Shares
         |_|  Old Preferred Shares

Name(s) _____________________________     Name(s) ______________________________
           (Please Type or Print)                   (Please Type or Print)

        _____________________________


Address _____________________________     Address_______________________________

        _____________________________            _______________________________


Taxpayer Identification or Social Security No.

____________________________________

|_|  Credit unexchanged Old Preferred
     Shares delivered by book-entry
     transfer to the Book-Entry
     Transfer Facility account set
     forth below.

____________________________________
(Book-Entry Transfer Facility Account
Number, if applicable)

____________________________________      ____________________________________

                     ALL TENDERING HOLDERS PLEASE SIGN HERE
                   (Complete Substitute Form W-9 on next page)

x  __________________________________________      _____________________ , 2003
                                                            Date

x  __________________________________________      _____________________ , 2003
                                                            Date

Area Code and Telephone Number__________________________________________

         This Letter must be signed by the registered holder(s) or DTC participant(s) exactly as the name(s) appear(s) on the Old Preferred Shares or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 3.

Name(s):________________________________________________________________________
                             (Please Type or Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Taxpayer Identification or Social Security No.:_________________________________

________________________________________________________________________________

                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)

Signature(s) Guaranteed
By an Eligible Institution:_____________________________________________________
                                        (Authorized Signature)

Name and Title:_________________________________________________________________

Name of Firm:___________________________________________________________________

Dated:  ________________, 2003



IMPORTANT: This Letter (or a facsimile hereof), together with the certificates for Old Preferred Shares or a Book-Entry Confirmation and all other required documents or The Notice of Guaranteed Delivery, must be received by the Exchange Agent prior to 11:59 p.m., New York City time, on the Expiration Date.

                                       TO BE COMPLETED BY ALL TENDERING HOLDERS
                                                 (See Instruction 5)
---------------------------------------------------------------------------------------------------------------------
                      PAYOR'S NAME: Shareowner Services Department of Alliant Energy Corporation
---------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                    Part 1 - PLEASE PROVIDE YOUR TAXPAYER       Social security number
Form W-9                      IDENTIFICATION NUMBER IN THE BOX AT RIGHT
                              AND CERTIFY BY SIGNING AND DATING BELOW.    ________________________
                              If Old Preferred Shares are held in
                              more than one name, see the Guidelines      OR
                              for Certification of Taxpayer
                              Identification Number on Substitute         Employer Identification number
                              W-9 to determine which number you
                              must provide.                               ________________________


                              ---------------------------------------------------------------------------------------
Department of the Treasury     Part 2 - FOR PAYEES EXEMPT FROM BACK WITHHOLDING (See the Guidelines for
Internal Revenue Service       Certification of Taxpayer Identification Number on Substitute Form W-9).


                              ---------------------------------------------------------------------------------------
Payor's Request for           Part 3 - CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Taxpayer Identification
Number and Certification      (1)  the number  shown on this form is my correct  taxpayer  identification  number (or
                                   I am waiting for a number to be issued to me);

                              (2)  I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                                   "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                              (3)  I am a U.S. Person (including a resident alien).

                              The  Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                                   SIGNATURE _______________________________________________
                                   PRINTED NAME_____________________________________________
                                   DATE______________________________

                              You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because you failed to report all interest and dividends on your tax return.

---------------------------------------------------------------------------------------------------------------------
          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER.
---------------------------------------------------------------------------------------------------------------------

                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a)
I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal
Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange,
30% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature__________________________________________                    Date__________________

--------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

1.   Delivery of this Letter and Preferred Shares; Guaranteed Delivery
     Procedures.

     This Letter is to be completed by Holders of Old Preferred Shares either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Preferred Shares, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof), with any required signature guarantees, and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below.

     Holders who tender their Old Preferred Shares by delivering an Agent's Message do not need to submit this Letter.

     Holders whose certificates for Old Preferred Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Preferred Shares pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 11:59 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Preferred Shares and the amount of Old Preferred Shares tendered stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Old Preferred Shares, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Preferred Shares, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     The method of delivery of this Letter, the Old Preferred Shares and all other required documents is at the election and risk of the tendering Holders, and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If delivery is by mail, registered mail, properly insured, with return receipt requested, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to Holders who tender by book-entry transfer).

     If less than all of the Old Preferred Shares evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of the Old Preferred Shares to be tendered in the box above entitled "Description of Old Preferred Shares Tendered--

Principal Amount Tendered." A reissued certificate representing the balance of non-tendered Old Preferred Shares will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter promptly after the Expiration Date. All of the Old Preferred Shares delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

     If this Letter is signed by the registered Holder of the Old Preferred Shares tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever. If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Preferred Shares.

     If any tendered Old Preferred Shares are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Old Preferred Shares are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of Old Preferred Shares.

     When this Letter is signed by the registered Holder(s) of the Old Preferred Shares specified herein and tendered hereby, no endorsements of the tendered Old Preferred Shares or separate bond powers are required. If, however, the new Preferred Shares are to be issued, or any untendered Old Preferred Shares are to be reissued, to a person other than the registered Holder, then endorsements of any Old Preferred Shares transmitted hereby or separate bond powers are required. Signatures on the Old Preferred Shares or bond power must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered Holder(s) of any Old Preferred Shares specified herein, such Old Preferred Shares must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Old Preferred Shares (or security position listing) and signatures on the Old Preferred Shares or bond power must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, must submit proper evidence satisfactory to the Company of their authority to so act.

     Endorsements on Old Preferred Shares or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution," including (as such terms are defined therein) (i) a bank, (ii) broker, dealer, municipal securities broker or dealer or government securities broker or dealer,
(iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association (an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution if the Old Preferred Shares are tendered: (i) by a registered Holder of Old Preferred Shares (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the Owner of such Old Preferred Shares) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.   Special Issuance and Delivery Instructions.

     Tendering Holders of Old Preferred Shares should indicate in the applicable box on page 6 of this Letter the name and address to which New Preferred Shares issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Preferred Shares not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Preferred Shares by book-entry transfer may request that Old Preferred Shares not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Old Preferred Shares not exchanged will be returned to the name and address of the person signing this Letter.

5.   Taxpayer Identification Number.

     Federal income tax law generally requires that a tendering Holder whose Old Preferred Shares are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on the substitute Form W-9 on page 8 of this Letter, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent maybe required to withhold 30% of the amount of any reportable payments made after the exchange to such tendering Holder of New Preferred Shares. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt Holders of Old Preferred Shares (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the form to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. If the tendering holder of Old Preferred Shares is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8 Certificate of Foreign Status.

     To prevent backup withholding, each tendering Holder of Old Preferred Shares must provide its correct TIN by completing the Substitute Form W-9 on page 8 of this Letter, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or
(iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the Old Preferred Shares are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. Failure to provide the information on the form may subject the Holder to 30% federal income tax backup withholding on all reportable payments tot he Holder. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, apply for a TIN and write "applied for" in lieu of its TIN in Part 1 of the Substitute Form W-9. Writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If "applied for" is written in Part 1 of the Substitute Form W-9 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 30% of all reportable payments to the Holder thereafter until a TIN is provided to the Exchange Agent.

6.   Transfer Taxes.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Preferred Shares to it or its order pursuant to the Exchange Offer. If, however, New Preferred Shares and/or substitute Old Preferred Shares not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Preferred Shares tendered hereby, or if tendered Old Preferred Shares are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Preferred Shares to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Preferred Shares specified in this Letter.

7.   No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Preferred Shares, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Preferred Shares for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Preferred Shares nor shall any of them incur any liability for failure to give any such notice.

8.   Mutilated, Lost, Stolen or Destroyed Old Preferred Shares.

     Any Holder whose Old Preferred Shares have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

9.   Withdrawal Rights.

     Tenders of Old Preferred Shares may be withdrawn at any time prior to 11:59 P.M., New York City time, on the Expiration Date. For a withdrawal of a tender of Old Preferred Shares to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address on page 1 of this Letter prior to 11:59 P.M., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Preferred Shares to be withdrawn (the "Depositor"), (ii) identify the Old Preferred Shares to be withdrawn (including certificate number or numbers),
(iii) contain a statement that such Holder is withdrawing his election to have such Old Preferred Shares exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Old Preferred Shares were tendered (including any required signature guarantees) and (v) specify the name in which such Old Preferred Shares are registered, if different from that of the Depositor. If Old Preferred Shares have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Preferred Shares and otherwise comply with the procedures of such facility.

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     All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Preferred Shares so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Preferred Shares will be issued with respect thereto unless the Old Preferred Shares so withdrawn are validly retendered. Any Old Preferred Shares that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Preferred Shares tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer
- Book-Entry Transfer" section of the Prospectus, such Old Preferred Shares will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Preferred Shares) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Preferred Shares may be retendered by following the procedures described above at any time on or prior to 11:59 P.M., New York City time, on the Expiration Date.

10.  Irregularities.

     The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Preferred Shares, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Preferred Shares not properly tendered or to not accept any particular Old Preferred Shares which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Preferred Shares either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Preferred Shares in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Preferred Shares either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Preferred Shares for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Preferred Shares for exchange, nor shall any of them incur any liability for failure to give such notification.

11.  Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter, the Notice of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated on page 1 of this Letter.


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